Income Tax (Details Narrative) - Just Right Products, Inc. [Member] - USD ($)		12 Months Ended
	Dec. 22, 2017	Dec. 31, 2017	Dec. 31, 2016
Net operating loss carryforwards			$ 91,000
Operating loss carryforwards expiration date, description		The carry forwards expire through the year 2037.
Corporate tax rate	21.00%	34.00%
Income tax description		U.S. enacted comprehensive tax legislation with the Tax Act, making broad and complex changes to U.S. tax law, including lowering the U.S. corporate income tax rate to 21%, transitioning to a modified territorial system, and providing for current expensing of certain qualifying capital expenditures. The Company had no impact as a result of enactment of the Tax Act.
Deferred income taxes net operating loss carryforwards			$ 91,000
Percentage of deferred tax asset valuation allowance			100.00%